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                                                                   EXHIBIT 10.24

                                XCELLENET, INC.
                         1996 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSE

     1.1  GENERAL.  The purpose of the XcelleNet, Inc. 1996 Long-Term Incentive
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Plan (the "Plan") is to promote the success, and enhance the value, of
XcelleNet, Inc. (the "Company"), by linking the personal interests of its employees, officers and directors to those of Company shareholders and by providing its employees, officers and directors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors.

                                   ARTICLE 2
                                 EFFECTIVE DATE

     2.1  EFFECTIVE DATE.  The Plan shall be effective as of the date upon which
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it shall be approved by the Compensation and Stock Option Committee of the
Board. However, the Plan shall be submitted to the Board for approval, and the Plan shall be submitted to the shareholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to satisfy the conditions for deductibility under Code Section 162(m). Any such Awards shall be contingent upon the shareholders having approved the Plan.

                                   ARTICLE 3
                                  DEFINITIONS

     3.1  DEFINITIONS.  When a word or phrase appears in this Plan with the
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initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other
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     Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the committee of the Board described in
     Article 4.

          (f) "Company" means XcelleNet, Inc., a Georgia corporation.

          (g) "Covered Employee" means an individual defined in Code Section 162(m)(3).

          (h) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (i) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (j) "Effective Date" has the meaning assigned such term in
     Section 2.1.

          (k) "Fair Market Value", on any date, means (i) if the Stock is not traded on the applicable date on a national stock exchange, the closing price for the Stock as reported on the Nasdaq National Market for that date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported; or (ii) if the Stock is traded on the applicable date on a national stock exchange, the closing price on such date of a share of Stock as traded on the largest stock exchange on which it is then traded or, if no shares were traded on such date, on the next preceding day on which shares were traded on such exchange, as reported by National Quotation Bureau, Inc., or other national quotation service. If at any time the Stock is not traded on an exchange or in the over-the-counter market, Fair Market Value shall be the value

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     determined by the Board or the Committee, taking into consideration those factors affecting or reflecting value which they deem appropriate.

          (l) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (m) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (n) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (o) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (p) "Participant" means a person who, as an employee, officer or director of the Company or any Subsidiary, has been granted an Award under the Plan.

          (q) "Performance Share" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (r) "Plan" means the XcelleNet, Inc. 1996 Long-Term Incentive Plan, as amended from time to time.

          (s) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (t) "Retirement" means a Participant's termination of employment with the Company after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

          (u) "Stock" means the $.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

          (v) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference

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     between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (w) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (x) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (y) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.


                                   ARTICLE 4
                                 ADMINISTRATION

     4.1  COMMITTEE.  The Plan shall be administered by the Compensation and
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Stock Option Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board who are (i) "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder, and (ii) "non-employee directors" as such term is defined in Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2  ACTION BY THE COMMITTEE.  For purposes of administering the Plan, the
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following rules of procedure shall govern the Committee.  A majority of the
Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, or acts approved unanimously in writing by the Committee members in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3  AUTHORITY OF COMMITTEE.  The Committee has the exclusive power,
          ----------------------
authority and discretion to:

          (a)  Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

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          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4. DECISIONS BINDING.  The Committee's interpretation of the Plan, any
          -----------------
Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES.  Subject to adjustment as provided in Section 14.1,
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the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 3,000,000.

     5.2. LAPSED AWARDS.  To the extent that an Award is canceled, terminates,
          -------------
expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

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     5.3. STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may
          -----------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON AWARDS.  Notwithstanding any provision in the Plan to
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the contrary, the maximum number of shares of Stock with respect to one or more
Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 200,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $3,000,000. The aggregate maximum fair market value of all Awards that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $4,000,000. For Options and/or SARS, such fair market value shall the Fair Market Value on the date of grant times the number of Options and/or SARs awarded.

                                   ARTICLE 6
                                  ELIGIBILITY

     6.1. GENERAL.  Awards may be granted only to individuals who are employees,
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officers or directors of the Company or a Subsidiary.

                                   ARTICLE 7
                                 STOCK OPTIONS

     7.1. GENERAL.  The Committee is authorized to grant Options to Participants
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on the following terms and conditions:

          (a) EXERCISE PRICE.  The exercise price per share of Stock under an
              --------------
     Option shall be determined by the Committee.

          (b) TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine
              -------------------------------
     the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

          (c) PAYMENT.  The Committee shall determine the methods by which the
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     exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to

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     the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

          (d) EVIDENCE OF GRANT.  All Options shall be evidenced by a written
              -----------------
     Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

     7.2. INCENTIVE STOCK OPTIONS.  The terms of any Incentive Stock Options
          -----------------------
granted under the Plan must comply with the following additional rules:

          (a) EXERCISE PRICE.  The exercise price per share of Stock shall be
              --------------
     set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) EXERCISE.  In no event may any Incentive Stock Option be
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     exercisable for more than ten years from the date of its grant.

          (c) LAPSE OF OPTION.  An Incentive Stock Option shall lapse under the
              ---------------
     following circumstances:

               (1) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

               (2) The Incentive Stock Option shall lapse no later than three months after the Participant's termination of employment for any reason other than the Participant's death or Disability.

               (3) If the Participant's employment terminates by reason of Disability, the Incentive Stock Option shall lapse one year after the date of the Participant's termination of employment.

               (4) If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his death or had previously terminated employment) remained unchanged; or (ii) one year after the date of the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and

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          testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive such Incentive Stock Option under the applicable laws of descent and distribution.

          (d) INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value
              ----------------------------
     (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) TEN PERCENT OWNERS.  No Incentive Stock Option shall be granted to
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     any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) EXPIRATION OF INCENTIVE STOCK OPTIONS.  No Award of an Incentive
              -------------------------------------
     Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) RIGHT TO EXERCISE.  During a Participant's lifetime, an Incentive
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     Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h) DIRECTORS.  The Committee may not grant an Incentive Stock Option
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     to a non-employee director.  The Committee may grant an Incentive Stock
     Option to a director who is also an employee of the Company or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

     8.1. GRANT OF SARs.  The Committee is authorized to grant SARs to
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Participants on the following terms and conditions:

          (a) RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation
              ----------------
     Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

              (1) The Fair Market Value of one share of Stock on the date of exercise; over

              (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of

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         one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

          (b) OTHER TERMS.  All awards of Stock Appreciation Rights shall be
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     evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9
                               PERFORMANCE SHARES

     9.1. GRANT OF PERFORMANCE SHARES.  The Committee is authorized to grant
          ---------------------------
Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2. RIGHT TO PAYMENT.  A grant of Performance Shares gives the Participant
          ----------------
rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3. OTHER TERMS.  Performance Shares may be payable in cash, Stock, or
          -----------
other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10
                            RESTRICTED STOCK AWARDS

     10.1.  GRANT OF RESTRICTED STOCK.  The Committee is authorized to make
            -------------------------
Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2.  ISSUANCE AND RESTRICTIONS.  Restricted Stock shall be subject to
            -------------------------
such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance

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goals or otherwise, as the Committee determines at the time of the grant of the
Award or thereafter.

     10.3.  FORFEITURE.  Except as otherwise determined by the Committee at the
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time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4.  CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock granted under
            ---------------------------------
the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11
                              DIVIDEND EQUIVALENTS

     11.1 GRANT OF DIVIDEND EQUIVALENTS.  The Committee is authorized to grant
          -----------------------------
Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12
                            OTHER STOCK-BASED AWARDS

     12.1.  GRANT OF OTHER STOCK-BASED AWARDS.  The Committee is authorized,
            ---------------------------------
subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

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                                   ARTICLE 13
                        PROVISIONS APPLICABLE TO AWARDS

     13.1.  STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS.  Awards granted under
            ------------------------------------------
the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2.  EXCHANGE PROVISIONS.  The Committee may at any time offer to
            -------------------
exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3.  TERM OF AWARD.  The term of each Award shall be for the period as
            -------------
determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4.  FORM OF PAYMENT FOR AWARDS.  Subject to the terms of the Plan and
            --------------------------
any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5.  LIMITS ON TRANSFER.  No right or interest of a Participant in any
            ------------------
unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No such Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code.

     13.6 POSTHUMOUS EXERCISE OF AWARDS.  Upon the Participant's death, any
          -----------------------------
exercisable Award may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Award or shall die intestate, by the person or persons entitled to receive such Award under the applicable laws of descent and distribution.

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     13.7.  STOCK CERTIFICATES.  All Stock certificates delivered under the Plan
            ------------------
are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.9.  ACCELERATION.  The Committee may in its sole discretion at any time
            ------------
determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.10.  PERFORMANCE GOALS.  The Committee may determine that any Award
             -----------------
granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Subsidiary of a specified target level of revenues or a specified target percentage increase in revenues, (b) the achievement by the Company or a Subsidiary of a specified target return on equity or return on assets or a specified target percentage increase in return on equity or return on assets, (c) the Company's or Subsidiary's stock price,
(d) the achievement by a business unit of the Company or Subsidiary of a specified target operating income or operating margin or a specified target percentage increase in operating income or operating margin, (e) the achievement by a business unit of the Company or Subsidiary of a specified target net income or earnings per share, or (f) any combination of the goals set forth in (a) through (e) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m)). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.11.  TERMINATION OF EMPLOYMENT.  Whether military, government or other
             -------------------------
service or other leave of absence or change from full-time to part-time status shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its

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

Subsidiaries, transfers from a Subsidiary to the Company, or transfers from one Subsidiary to another Subsidiary.

                                   ARTICLE 14
                          CHANGES IN CAPITAL STRUCTURE

     14.1.  GENERAL.  In the event a stock dividend is declared upon the Stock,
            -------
the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                   ARTICLE 15
                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1.  AMENDMENT, MODIFICATION AND TERMINATION.  With the approval of the
            ---------------------------------------
Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan without shareholder approval; provided, however, that the Committee may condition any amendment on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2 AWARDS PREVIOUSLY GRANTED.  No termination, amendment, or modification
          -------------------------
of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16
                               GENERAL PROVISIONS

     16.1.  NO RIGHTS TO AWARDS.  No Participant or employee, officer or
            -------------------
director shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants and employees, officers or directors uniformly.

     16.2.  NO SHAREHOLDER RIGHTS.  No Award gives the Participant any of the
            ---------------------
rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3.  WITHHOLDING.  The Company or any Subsidiary shall have the authority
            -----------
and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes

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

(including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4.  NO RIGHT TO EMPLOYMENT.  Nothing in the Plan or any Award Agreement
            ----------------------
shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary.

     16.5.  UNFUNDED STATUS OF AWARDS.  The Plan is intended to be an "unfunded"
            -------------------------
plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     16.6.  RELATIONSHIP TO OTHER BENEFITS.  No payment under the Plan shall be
            ------------------------------
taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary.

     16.7.  EXPENSES.  The expenses of administering the Plan shall be borne by
            --------
the Company and its Subsidiaries.

     16.8.  TITLES AND HEADINGS.  The titles and headings of the Sections in the
            -------------------
Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.9.  GENDER AND NUMBER.  Except where otherwise indicated by the context,
            -----------------
any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.10.  FRACTIONAL SHARES.  No fractional shares of Stock shall be issued
             -----------------
and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.11.  GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Company to
             --------------------------------
make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.12.  GOVERNING LAW.  To the extent not governed by federal law, the Plan
             --------------
and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.


     The foregoing is hereby acknowledged as being the XcelleNet, Inc. 1996 Long-Term Incentive Plan as adopted by the Compensation and Stock Option Committee of the Board of Directors on September 30, 1996 and by the Board of Directors of the Company on October 16, 1996.

                              XCELLENET, INC.


                              By:  /s/ Jeanne N. Bateman
                                 -----------------------

                              Its:  V. P. - Finance, Secretary and Treasurer
                                   -----------------------------------------

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